                                                                   EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT

                                 by and between

                         ARIZONA DIVERSIFIED EQUITY, LLC
                       a Nevada limited liability company

                                       and


                                 DEAN G. CANNON

                                       and

                                ROSE MARIE CANNON


                                  May 21, 2003

                                TABLE OF CONTENTS

ARTICLE I                  REPRESENTATIONS, COVENANTS AND WARRANTIES
                           OF SELLERS
                                                                                                              PAGE
         Section 1.1       Title to Express Shares..............................................................1
         Section 1.2       Authority; Binding Obligation; No Default............................................2
         Section 1.3       Compliance with Other Instruments, etc...............................................2
         Section 1.4       Consents.............................................................................2
         Section 1.5       Accuracy of Information Furnished....................................................2

ARTICLE II                 REPRESENTATIONS, COVENANTS AND WARRANTIES OF ADE

         Section 2.1       Organization.........................................................................3
         Section 2.2       Authority; Binding Obligation; No Default............................................3
         Section 2.3       Compliance with Other Instruments, etc...............................................3
         Section 2.4       Consents.............................................................................3
         Section 2.5       Accuracy of Information Furnished....................................................4
         Section 2.6       Securities Warranties................................................................4

ARTICLE III                CLOSING

         Section 3.1       Purchase of Express Shares...........................................................5
         Section 3.2       Closing..............................................................................6
         Section 3.3       Closing Events.......................................................................6
         Section 3.4       Termination..........................................................................6

ARTICLE IV                 SPECIAL COVENANTS

         Section 4.1       Special Covenants and Representations
                              Regarding the Express Shares......................................................7
         Section 4.2       Third Party Consents.................................................................7
         Section 4.3       General Release......................................................................8
         Section 4.4       Indemnification of Certain Indemnified Parties.......................................9

ARTICLE V                  CONDITIONS PRECEDENT TO OBLIGATIONS OF ADE

         Section 5.1       Accuracy of Representations and Compliance with Covenants...........................13
         Section 5.2       No Restraints on Transaction........................................................13
         Section 5.3       Consents............................................................................13
         Section 5.4       Delivery of Certain Documents and Items.............................................13
         Section 5.5       Certain Actions of the Company......................................................14


                                       i
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
ARTICLE VI                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

         Section 6.1       Accuracy of Representations and Compliance with Covenants...........................15
         Section 6.2       No Restraints on Transaction........................................................15
         Section 6.3       Consents............................................................................15
         Section 6.4       Delivery of Certain Documents and Items.............................................15

ARTICLE VII                MISCELLANEOUS

         Section 7.1       Brokers and Finders.................................................................15
         Section 7.2       Choice of Law.......................................................................16
         Section 7.3       Notices.............................................................................16
         Section 7.4       Attorneys' Fees.....................................................................17
         Section 7.5       Confidentiality.....................................................................17
         Section 7.6       Schedules; Knowledge................................................................17
         Section 7.7       Third Party Beneficiaries...........................................................17
         Section 7.8       Entire Agreement....................................................................17
         Section 7.9       Survival; Termination...............................................................17
         Section 7.10      Counterparts; Facsimile Signatures..................................................17
         Section 7.11      Amendment or Waiver.................................................................17
         Section 7.12      Incorporation of Recitals...........................................................18
         Section 7.13      Expenses............................................................................18
         Section 7.14      Headings; Context...................................................................18
         Section 7.15      Benefit.............................................................................18
         Section 7.16      Severability........................................................................18
         Section 7.17      Failure of Conditions; Termination..................................................18
         Section 7.18      No Strict Construction..............................................................18
         Section 7.19      Execution Knowing and Voluntary.....................................................18
         Section 7.20      Definitions.........................................................................19


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement"), is entered into as of May 21, 2003, by and between Arizona Diversified Equity, LLC, a Nevada limited liability company ("ADE"), on the one hand, and Dean G. Cannon and Rose Marie Cannon, each an individual (collectively, the "Sellers").

                                    PREMISES

         WHEREAS, this Agreement provides for the transfer and delivery by Sellers to ADE of the number of shares (the "Express Shares") of the common stock of Cannon Express, Inc., a Delaware corporation (the "Company"), par value $0.01 per share (the "Company Common Stock"), set forth in Section 3.1 of this Agreement, which constitute all of the shares of Company Common Stock beneficially owned by each of the Sellers, in exchange for the consideration payable by ADE to Sellers, set forth in Section 3.1 of this Agreement, on the terms and conditions set forth in this Agreement; and

         WHEREAS, the parties intend and believe that it is in their best interests to enter into this Agreement and the other agreements contemplated herein.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                    ARTICLE I
              REPRESENTATIONS, COVENANTS AND WARRANTIES OF SELLERS

         As an inducement to, and to obtain the reliance of ADE, each of the Sellers represents and warrants to ADE, as follows:

         Section 1.1 TITLE TO EXPRESS SHARES. Each of the Sellers is the owner, beneficially and of record, of all the Express Shares transferred hereby, free and clear of all liens and Encumbrances. Each of the Sellers has full power to transfer the Express Shares hereby to ADE without obtaining the consent or approval of any other Person. Upon transfer and delivery to ADE of the certificates for the Express Shares described in Article III of this Agreement, ADE shall receive good and marketable title to the Express Shares, all of the Express Shares shall be received by ADE as validly issued, fully paid and nonassessable, free and clear of all Encumbrances (other than any restrictions generally imposed by federal, corporate or territorial securities laws or as otherwise provided for in this Agreement). The Express Shares being transferred hereby constitute all of the shares of Company Common Stock beneficially owned by each of the Sellers.

         Section 1.2 AUTHORITY; BINDING OBLIGATION; NO DEFAULT. Each of the Sellers has the full power, authority and legal right, and, subject to approval by the Board of Directors of the Company of the transactions contemplated by this Agreement, has taken all actions required by law or otherwise to execute and deliver this Agreement and consummate the transactions herein contemplated. Each of the Sellers has duly taken all action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not (a) contravene, conflict with, or result in a violation of, or give any Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any law, rule, regulation, judgment, order, injunction, decree or ruling of any court, tribunal, arbitrator or Governmental Authority to which any of the Sellers, or any of the assets owned or used by any of the Sellers, may be subject; (b) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Person the right to revoke, withdraw, suspend, cancel, terminate, or modify, any license, permit or other authorization that is held by any of the Sellers or that otherwise relates to the business of, or any of the assets owned or used by, any of the Sellers; or
(c) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contract, commitment, agreement, arrangement, plan or understanding (each, a "Contract") to which any of the Sellers is a party. This Agreement constitutes the legal, valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 1.3 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Agreement by any of the Sellers nor compliance by any of the Sellers with the terms and conditions of this Agreement will: (a) require any of the Sellers to obtain the consent of any Governmental Authority or any other Person; (b) constitute a material default under any indenture, mortgage or deed of trust to which any of the Sellers is a party or by which any of the Sellers, or his or her properties may be subject; or (c) cause the creation or imposition of any Encumbrance on any of the assets of any of the Sellers.

         Section 1.4 CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or any third party is required to be made or obtained by any of the Sellers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         Section 1.5 ACCURACY OF INFORMATION FURNISHED. No representation or warranty by any of the Sellers contained in this Agreement or in respect of the exhibits, schedules or documents delivered to ADE by either of the Sellers and expressly referred to herein, and no statement contained in any certificate furnished or to be furnished by or on behalf of any of the Sellers pursuant hereto, or in connection with the transactions contemplated hereby, contains, or will contain as of the date such representation or warranty is made or such certificate is or will be furnished, and as of the Closing Date, any untrue statement of a material fact, or omits, or will omit to state as of the date such representation or warranty is made or such certificate is or will be furnished, any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. True and correct copies of each agreement and other document referred to in the schedules hereto have been furnished by each of the Sellers to ADE.

                                   ARTICLE II
                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                     OF ADE

         As an inducement to, and to obtain the reliance of the Sellers, ADE represents and warrants to each of the Sellers, as follows:

         Section 2.1 ORGANIZATION. ADE is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

         Section 2.2 AUTHORITY; BINDING OBLIGATION; NO DEFAULT. ADE has the full power, authority and legal right, and has taken all actions required by law, its articles of organization, bylaws or otherwise to execute and deliver this Agreement and consummate the transactions herein contemplated. ADE has duly taken all action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not (a) contravene, conflict with, or result in a violation of, or give any Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any law, rule, regulation, judgment, order, injunction, decree or ruling of any court, tribunal, arbitrator or Governmental Authority to which ADE, or any of its assets, may be subject; (b) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Person the right to revoke, withdraw, suspend, cancel, terminate, or modify, any license, permit or other authorization that is held by ADE or that otherwise relates to the business of, or any of the assets owned or used by, ADE; or (c) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract to which ADE is a party. This Agreement constitutes the legal, valid and binding obligation of ADE, enforceable against ADE in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 2.3 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Agreement by ADE nor compliance by ADE with the terms and conditions of this Agreement will: (a) require ADE to obtain the consent of any Governmental Authority or any other Person; (b) constitute a material default under any indenture, mortgage or deed of trust to which ADE is a party or by which it, or any of its properties may be subject; or (c) cause the creation or imposition of any Encumbrance on any of ADE's assets.

         Section 2.4 CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or any third party is required to be made or obtained by ADE in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         Section 2.5 ACCURACY OF INFORMATION FURNISHED. No representation or warranty by ADE contained in this Agreement or in respect of the exhibits, schedules or documents delivered to Sellers by ADE and expressly referred to herein, and no statement contained in any certificate furnished or to be furnished by or on behalf of ADE pursuant hereto, or in connection with the transactions contemplated hereby, contains, or will contain as of the date such representation or warranty is made or such certificate is or will be furnished, and as of the Closing Date, any untrue statement of a material fact, or omits, or will omit to state as of the date such representation or warranty is made or such certificate is or will be furnished, any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         Section 2.6 SECURITIES WARRANTIES. With respect to the Express Shares to be transferred and delivered by Sellers to ADE pursuant to Section 3.1 hereof, ADE represents and warrants to each of the Sellers that:

         (a) The Express Shares are being acquired for the account of ADE and not with a view to sale in connection with any distribution of the Express Shares;

         (b) ADE is acquiring the Express Shares hereunder without having received any form of general solicitation or general advertising;

         (c) ADE has been provided with, or given reasonable access to, full and fair disclosure of all material information concerning the Company;

         (d) ADE has a preexisting personal or business relationship with the Company or certain of its officers, directors or controlling Persons, or by reason of its business or financial experience, ADE could reasonably be assumed to have the capacity to represent its own interests in connection with this Agreement;

         (e) ADE understands and hereby acknowledges that the Express Shares will be transferred pursuant only to those restrictions imposed by and exemptions available pursuant to applicable federal and state laws and that the certificates to be issued in respect of the Express Shares may bear a legend in a form satisfactory to the Company;

         (f) ADE agrees that the certificates to be transferred in respect of the Express Shares will bear a legend in a form satisfactory to the Company reflecting the status of the Express Shares as restricted securities under Rule 144(a)(3) promulgated under the Securities Act and acknowledges that the transfer agent or registrar for the Company may be instructed to restrict the transfer of the Express Shares in accordance with such legend and any other restrictions provided in this Agreement;

         (g) ADE hereby agrees that it will not sell, transfer, hypothecate, pledge, assign or otherwise dispose of any of the Express Shares, except pursuant to the terms of this Agreement and to a registration statement filed under the provisions of the Securities Act, a favorable no-action or interpretive Person received from the Commission or an opinion of counsel that such sale, transfer, hypothecation, pledge, assignment or other disposition will not violate the registration requirements of the Securities Act;

         (h) ADE hereby acknowledges that: (i) the Express Shares referred to herein are being acquired after adequate investigation of the business plan and prospects of the Company; (ii) that ADE is not relying upon the accuracy of any predictions as to the future prospects or developments of the Company or its business and is well informed as to the business of the Company and has reviewed its operations and financial statements; (iii) ADE has discussed the financial condition and business operations of the Company with the officers, directors and principal stockholders of the Company and has been afforded the opportunity to ask questions with respect thereto; and (iv) there can be no assurance that the Company will achieve its business objectives; and

         (i) ADE has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the securities. ADE acknowledges that the securities are speculative and involve a high degree of risk, including the potential loss of ADE's investment herein and ADE has taken cognizance of and understands the risk factors related to the purchase of the securities.

                                   ARTICLE III
                                     CLOSING

         Section 3.1 PURCHASE OF EXPRESS SHARES.

         (a) Upon the terms and subject to the conditions contained herein, and simultaneously at the Closing (defined in Section 3.2 below):

                  (i) the Sellers shall transfer and deliver an aggregate of 1,934,486 shares of Company Common Stock (the "Express Shares") to ADE; and

                  (ii) ADE shall deliver to the Sellers by check or wire transfer good funds in the amount of $100,000. The payment of the amount by ADE to the Sellers set forth in this Section 3.1(a)(ii) shall constitute payment in full for the Express Shares.

         (b) In addition to the obligations set forth in Section 3.1(a)(ii), as additional consideration for the terms and conditions of this Agreement, but not as additional purchase price attributable to the purchase of the Express Shares, and subject to the terms and conditions of this Section 3.1(b), Dean G. Cannon agrees to serve as a personal consultant to ADE with respect to the prospective operations of the Company following the Closing. Dean G. Cannon shall only be obligated to provide consulting services to ADE, from time, as reasonably requested by ADE. Under the terms of this Section 3.1(b), ADE shall pay to the Sellers, an amount up to and not to exceed the aggregate amount of $1,000,000. ADE shall only be obligated to pay to Sellers, at any time and from time to time following the Closing, an amount equal to 10% of the net profits before taxes of the Company, as reflected on the consolidated financial statements of the

Company and its Subsidiaries, as audited by the Company's independent public accountants, for each fiscal year following the Closing and commencing with the fiscal year ending September 30, 2003, until such time that ADE shall have paid to the Sellers the aggregate amount of $1,000,000, after which time the obligations created under this Section 3.1(b) shall terminate. The amount of such obligation shall be payable by ADE to Sellers within 90 days after the publication of such audited consolidated financial statements. Notwithstanding the foregoing, the operations of the Company to be included in such audited consolidated financial statements shall exclude the operations of any Subsidiary of the Company acquired by the Company after the Closing Date.

         (c) Simultaneously with the execution and delivery of this Agreement, each of the Sellers shall deliver to ADE certificates or other documents evidencing ownership of the Express Shares to be transferred hereby, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank, with medallion guaranteed signatures. ADE shall hold such certificates without further action, until the Closing. Sellers shall remain the beneficial and record owner of the tendered Express Shares and ADE shall not become the beneficial and record owner of the Express Shares until the Closing. Each of the Sellers hereby irrevocably constitutes and appoints ADE as attorney to transfer the Express Shares tendered hereby (as evidenced by the tendered stock certificates) on the books of the Company with full power of substitution in the premises.

         Section 3.2 CLOSING. Subject to the terms and conditions of this Agreement, the closing ("Closing") of the transactions contemplated by this Agreement shall occur on May 21, 2003, or such other date as the parties may agree (the "Closing Date") at the offices of Luce, Forward, Hamilton & Scripps LLP, 11755 Wilshire Boulevard, Suite 1600, Los Angeles, California 90025. Notwithstanding anything to the contrary herein, in the event that the Closing shall not occur on or Before May 31, 2003, this Agreement shall terminate and, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

         Section 3.3 CLOSING EVENTS. At the Closing, each of the respective parties hereto shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. However, in no event shall the Closing occur without the satisfaction or waiver of the conditions set forth in Articles V and VI of this Agreement.

         Section 3.4 TERMINATION.

         (a) This Agreement may be terminated by ADE or the Sellers at any time prior to the Closing Date if:

                  (i) there shall be any actual or threatened action or proceeding before any court or any Governmental Authority which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of ADE or the Sellers, as the case may be, made in good faith and based on the advice of their legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

                  (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of ADE or the Sellers, as the case may be, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the merger and consolidation.

         In the event of termination pursuant to this paragraph (a) of Section 3.4, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

         (b) This Agreement may be terminated at any time prior to the Closing Date by action of ADE, if any of the Sellers shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of either of Sellers contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this paragraph (b) of Section 3.4, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

         (c) This Agreement may be terminated at any time prior to the Closing Date by Sellers if ADE shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of ADE contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this paragraph (c) of Section 3.4, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

                                   ARTICLE IV
                                SPECIAL COVENANTS

         Section 4.1 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE EXPRESS SHARES. The consummation of this Agreement and the transactions herein contemplated, including the transfer and delivery of the Express Shares to ADE, as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, INTER ALIA, upon the circumstances under which ADE acquires such securities.

         Section 4.2 THIRD PARTY CONSENTS. ADE and Sellers agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

         Section 4.3 GENERAL RELEASE.

         (a) In consideration of the terms and conditions of this Agreement, and subject to the Closing, each of the Sellers, on their own behalf, and on behalf of each of their spouses, agents, successors, assigns, heirs, legatees and representatives, hereby fully and forever releases and discharges each of ADE and the Company, and, each of their parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives (the "Released Parties"), and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them, including, but not limited to, those asserted or which could have been asserted in connection with the Express Shares, other than the executory obligations of ADE to Sellers expressly created under Sections 3.1(b) and 4.4 of this Agreement and the Other Indemnification Obligations, as such term is defined in Section 4.4(d) (the "Released Claims").

         (b) This Agreement and the General Release set forth in Section 4.3 hereof, are and shall be, releases of all claims, whether known or unknown. Each of the Sellers acknowledges that he or she may hereafter discover facts in addition to or different from those which he or she now believes to be true with respect to the subject matter of the disputes and other matters herein released, but agree that the releases herein given shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts, of which either Seller expressly assumes the risk, except as expressly represented and warranted herein

         (c) It is understood and agreed that this Agreement constitutes a compromise of disputed claims, and that neither this Agreement nor any consideration given hereunder, concurrently herewith, or pursuant hereto, is to be advocated or construed as an admission of any liability on the part of any party hereto.

         (d) Each of the Sellers hereto acknowledges and represents that each such Seller: (i) has fully and carefully read this Agreement prior to execution,
(ii) has been, or has had the opportunity to be, fully apprised by each such Seller's attorneys of the legal effect and meaning of this document and all the terms and conditions hereof, (iii) has had the opportunity to make whatever investigation or inquiry deemed necessary or appropriate in connection with the subject matter of this Agreement, (iv) has been afforded the opportunity to negotiate as to any and all terms hereof, and (v) is executing this Agreement as a free and voluntary act.

         (e) This  Agreement  and the General  Release set forth in this Section
4.3 hereof, is and shall be, a release of all claims, whether known or unknown, and each of Sellers hereby releases all rights reserved to each of the Sellers by ss.1542 of the Civil Code of the State of California, and all other similar statutes of any jurisdiction that might apply hereto, which reads as follows:

                           "A GENERAL  RELEASE  DOES NOT EXTEND TO CLAIMS  WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

In waiving the provisions of ss. 1542 of the Civil Code, each of the Sellers acknowledges that each such Seller may hereafter discover facts in addition to or different from those which such Seller now believes to be true with respect to the subject matter of the disputes and other matters herein released, but agrees that the release herein given shall be and remain in effect as a full and complete general release notwithstanding the discovery or existence of any such additional or different facts, of which each of the Sellers expressly assumes the risk.

         Section 4.4 INDEMNIFICATION OF CERTAIN INDEMNIFIED PARTIES.

         (a) In the event and only in the event that the Company shall not have in effect a directors' and officers' liability insurance policy or tail coverage, for the members of the Board of Directors of the Company in office immediately prior to the Closing and who shall have resigned from such offices in accordance with Section 5.5(c) hereof, with coverage no less than that provided by the Company, as of the date of this Agreement, for a period of at least one year following the Closing, ADE will indemnify and hold Sellers and such other members of the Board of Directors of the Company (the "Indemnified Parties") harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses, including all court costs and attorneys' fees (collectively, "Losses"), that any of the Indemnified Parties, may suffer or incur solely as a result of or relating to the Closing of the transactions contemplated by this Agreement.

         (b) Any party  entitled to receive  indemnification  under this Section
4.4 (the "Indemnified Party") agrees to give prompt written notice (a "Claim Notice") to the party or parties required to provide such indemnification (the "Indemnifying Parties") upon the discovery of the occurrence of any indemnifiable Loss or the assertion of any claim or the commencement of any action or proceeding in respect of which such a Loss may reasonably be expected to occur (such a claim, action or proceeding being referred to as a "Claim"), but the Indemnified Party's failure to give such notice will not affect the obligations of the Indemnifying Party under this Section 4.4 except to the extent that the Indemnifying Party is prejudiced thereby.

         (c) The Indemnifying Party may elect to assume and control the defense of any Claim, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of expenses related thereto, if (i) the Indemnifying Party acknowledges its obligation to indemnify the Indemnified Party for any Losses resulting from such Claim and provides reasonable evidence to the Indemnified Party of its financial ability to satisfy such obligation, and (ii) the Claim does not seek to impose any material liability or obligation on the Indemnified Party other than for money damages. If such conditions are satisfied and the Indemnifying Party elects to assume and control the defense of a Claim, then (A) the Indemnifying Party will not be liable for any settlement of such Claim effected without its consent, which consent will not be unreasonably withheld; (B) the Indemnifying Party may not settle such Claim without the consent of the Indemnified Party (not to be unreasonably withheld) unless such settlement includes a full and unconditional release of the Indemnified Party; and (C) the Indemnified Party may employ separate counsel and participate in the defense thereof, but the Indemnified Party will be responsible for the fees and expenses of such counsel unless (I) the Indemnifying Party has failed to assume the defense of such Claim or to employ counsel with respect thereto or (II) a conflict of interest exists between the interests of the Indemnified Party and the Indemnifying Party that requires representation by separate counsel, in which case the fees and expenses of such separate counsel will be paid by the Indemnifying Party. If such conditions are not satisfied, the Indemnified Party may assume and control the defense of the Claim at the expense of the Indemnifying Party; provided that the Indemnified Party may not settle any such Claim without the consent of the Indemnifying Party (not to be unreasonably withheld) unless such settlement includes a full and unconditional release of the Indemnifying Party; and further provided that the Indemnifying Party may participate in such defense (at the Indemnifying Party's expense).

         (d) Notwithstanding anything to the contrary herein, the provision for indemnification contained in this Section 4.4 shall only be effective after and to the extent that valid and enforceable Claims exceed amounts paid or payable by the Company under the indemnification provisions of any Contract, the certificate of incorporation or bylaws of the Company or applicable law or otherwise, by any Person other than ADE or its Affiliates, or by any Person under any policy of insurance for the benefit of the Indemnified Parties or any of them (the "Other Indemnification Obligations"), it being understood by the parties that the Indemnified Parties shall have exhausted all other means available to them to recover from alternative sources in order to satisfy any obligations created by any Losses before seeking indemnification from ADE hereunder.

         (e) Notwithstanding anything to the contrary herein, ADE shall have no liability to the Indemnified Parties or any of them hereunder in the event that any of the Losses shall result from or relate to in any respect to: (i) the inaccuracy in or breach of any representation, warranty, covenant or agreement of Sellers or any of them contained in this Agreement, (ii) any violation of federal or state securities laws by Sellers or any of them, (iii) the intentional conduct or gross negligence of Sellers or any of them, or (iv) or the acts or omissions of Sellers or any of them prior to or following the Closing.

         (f) Notwithstanding anything to the contrary herein, ADE shall have no liability to the Indemnified Parties or any of them hereunder in the event that any of the following statements shall not be true both as of the date of this Agreement and the Closing Date:

                  (i) The Company has filed all registration statements, proxy statements, information statements, prospectuses, reports, schedules, forms and other documents required to be filed by it with the Commission, since September 1, 2002, under the Securities Act or the Exchange Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents, other than exhibits to such documents, incorporated by reference therein, being referred to herein as the "Company SEC Documents"). No Subsidiary of the Company is required to file any registration statement, proxy statement, information statement, prospectus, report, schedule, form or other document with the Commission. All of the Company SEC Documents, as of their respective dates of filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (A) complied in all material respects as to form with the applicable requirements of the Securities Act or Exchange Act, as the case may be, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (ii) The consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows (including the related notes thereto) of the Company and its Subsidiaries included in the Company SEC Documents (collectively, the "Company Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, fairly presented the consolidated financial position and the consolidated results of operations and the changes in stockholders' equity and cash flows for the Company and its Subsidiaries as of their respective dates and for the respective periods covered thereby and have been prepared in accordance with GAAP consistently applied during the periods involved, (except as otherwise noted therein, or, in the case of unaudited interim financial statements, as may be permitted by the Commission).

                  (iii) Except as set forth in the Company Financial Statements and the Company SEC Documents, neither the Company nor any of its Subsidiaries had at the date of the most recent balance sheet included in the Company Financial Statements (the "Recent Company Balance Sheet Date") or has incurred since the Recent Company Balance Sheet Date, any material liabilities or obligations of any nature (absolute, accrued, contingent or otherwise), except liabilities, obligations or contingencies which: (A) are accrued or reserved against in the Company Financial Statements or that would not be required to be disclosed on a consolidated balance sheet of the Company and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, or (B) were incurred after the Recent Company Balance Sheet Date in the ordinary course of business of the Company and its Subsidiaries and consistent with past practice and which, in any event, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company.

                  (iv) Except as set forth in the Company SEC Documents, each of the Company and its Subsidiaries has good and marketable title to and is the sole and exclusive owner of all of the properties and assets, inventory, interests in properties and assets, real and personal, which are reflected in the most recent Company Financial Statements or acquired after the Recent
Company Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), or in the case of leased properties and assets, valid leasehold interests in (collectively, "Company Assets"), free and clear of all Encumbrances, except: (A) statutory liens or claims not yet delinquent, and (B) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

                  (v) Except as set forth in the Company SEC Documents filed prior to the date of this Agreement, since the Recent Company Balance Sheet Date, each of the Company and its Subsidiaries has conducted its business only in the ordinary course and in a manner consistent with past practice and, since the Recent Company Balance Sheet Date, other than in the ordinary course of business, there has not occurred: (A) any change, event or condition that has resulted in, or might be reasonably expected to result in, a Material Adverse Effect to the Company; or (B) any change in any accounting methods or practices by the Company or any reevaluation by the Company of the Company Assets.

                  (vi) The authorized capitalization of the Company consists of 10,000,000 shares of Company Common Stock, of which 3,205,276 shares (and 60,125 treasury shares) of Company Common Stock were issued and outstanding.

                  (vii) Except as set forth in the Company SEC Documents: (A) There are no: (I) outstanding securities convertible into or exchangeable for any capital stock of the Company or any of its Subsidiaries; (II) outstanding options, warrants, calls or other rights, to purchase or subscribe to capital stock of the Company or any of its Subsidiaries or securities convertible into or exchangeable for capital stock of the Company or any of its Subsidiaries; or
(III) Contracts relating to the issuance, sale or transfer of any equity or other security of the Company or any of its Subsidiaries, other than this Agreement, and (B) neither the Company nor any of its Subsidiaries is a party to any voting trust agreement or other Contract restricting or otherwise relating to voting or dividend rights with respect to the Company Common Stock or the capital stock of any of its Subsidiaries.

                  (viii) The Company and each of its Subsidiaries is: (A) a corporation or other organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its respective incorporation or organization and has the requisite power and authority to own, lease and operate its properties and assets and to carry on its business in all material respects as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, and (B) duly authorized, qualified, franchised and licensed in each jurisdiction in which the nature or location of its business or the ownership or leasing of its properties and assets or the character and location of the assets owned or leased by it makes such authorization, qualification, franchising and licensing necessary, except where the failure to be so authorized, qualified, franchised or licensed, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company.

                  (ix) All of the outstanding shares of capital stock of each Subsidiary of the Company were duly authorized and validly issued, and are fully paid and nonassessable, and are owned, beneficially and of record, directly or indirectly, by the Company, free and clear of all Encumbrances

PROVIDED, HOWEVER, in any event, that the indemnification obligations of ADE to the Indemnified Parties pursuant to this Section 4.4 shall be limited to and in no event shall exceed a maximum aggregate amount of $200,000 of Losses for all of the Indemnified parties as a group.

         (g) The indemnification rights of the Indemnified Parties hereunder shall not be assignable or transferable to any Person and no Person shall have a right of subrogation against ADE with respect to the indemnification rights of the Indemnified Parties hereunder.

                                    ARTICLE V
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                     OF ADE

         The obligations of ADE under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 5.1 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH COVENANTS. The representations and warranties made by each of the Sellers in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made as of the date of this Agreement (except for changes therein permitted by this Agreement), and each of the Sellers shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by each of the Sellers prior to or at the Closing.

         Section 5.2 NO RESTRAINTS ON TRANSACTION. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding brought by any Governmental Authority seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of such transactions illegal. In the event an injunction, order or other restraint or prohibition shall have been issued or imposed, each party agrees to use its commercially reasonable efforts to have such injunction, order or other restraint or prohibition lifted.

         Section 5.3 CONSENTS. Each of Sellers shall have timely obtained all approvals, waivers and consents, if any, necessary for the consummation of or in connection with the Closing and the transactions contemplated hereby and ADE shall have been furnished with evidence satisfactory to it of the consent or approval of those Persons whose consent or approval shall be required in connection with the Closing or otherwise required to consummate the transactions contemplated by this Agreement.

         Section 5.4 DELIVERY OF CERTAIN DOCUMENTS AND ITEMS. At the Closing, each of the Sellers shall have satisfied the following:

         (a) Each of the Sellers shall have delivered certificates for the Express Shares to ADE in accordance with Section 3.1 hereof;

         (b) Each of the Sellers shall have delivered to ADE all of the exhibits and schedules referenced in this Agreement to be delivered by the Sellers to ADE; and

         (c) Each of the Sellers shall have executed and delivered this Agreement.

         Section 5.5 CERTAIN ACTIONS OF THE COMPANY.

         (a) At or before to the Closing, the Board of Directors of the Company in office immediately prior to the Closing, shall have approved the transactions contemplated by this Agreement to the effect that, following the Closing, the restrictions on "business combinations" with "interested stockholders" set forth in Section 203 of the Delaware General Corporation Law shall not be applicable to ADE and its Affiliates.

         (b) At or before to the Closing, the Company and CFOex, Inc. ("CFO") shall have renegotiated the terms and conditions of all Contracts between the Company and CFO and its Affiliates, as reflected in a Schedule 13D filed by CFO with the Commission, and as such Contracts have been amended to the date of this Agreement, to the satisfaction of ADE, in the sole and absolute discretion of ADE.

         (c) At the Closing, the Board of Directors of the Company in office immediately prior to the Closing, shall have resigned from each of their respective offices and the Persons designated by ADE (the "ADE Board Designees") shall have been appointed, to become effective in connection with and following the Closing, to fill the vacancies on the Board of Directors of the Company created by the resignations of such resigning members of the Board of Directors to the effect that, following the Closing, such replacement members of the Board of Directors shall be deemed to be "Continuing Directors" for purposes of Article SEVENTH of the Certificate of Incorporation of the Company.

         (d) At or before the Closing, the Company shall not have experienced a Material Adverse Effect to the Company since the Recent Company Balance Sheet
Date and shall not have entered into any Contracts with any other Person concerning any sale of substantially all of the assets or stock (including any option or other right to purchase all or substantially all of the assets or stock) of either of the Company or any of its Subsidiaries, or any merger, reorganization, consolidation, exchange or similar transaction involving the Company or any of its Subsidiaries, or the creation of any other right or interest in favor of any other Person that would conflict with the transactions described herein.

         (e) At the Closing, ADE shall have received a certificate, dated as of the Closing Date, executed by the Chief Executive Officer of the Company, substantially in the form of EXHIBIT 5.5(E) hereto.

         (f) At or before the Closing, the Company shall have obtained a binding commitment for the issuance of a directors and officers liability insurance policy providing coverage to the ADE Board Designees in an amount, for a period and at a premium price to the satisfaction of ADE, in the sole and absolute discretion of ADE.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

                  The obligations of the Sellers under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 6.1 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH COVENANTS. The representations and warranties made by ADE in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the date of this Agreement, and ADE shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by ADE prior to or at the Closing.

         Section 6.2 NO RESTRAINTS ON TRANSACTION. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding brought by any Governmental Authority seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of such transactions illegal. In the event an injunction, order or other restraint or prohibition shall have been issued or imposed, each party agrees to use its commercially reasonable efforts to have such injunction, order or other restraint or prohibition lifted.

         Section 6.3 CONSENTS. ADE shall have timely obtained all approvals, waivers and consents, if any, necessary for the consummation of or in connection with the Closing and the transactions contemplated hereby and Sellers shall have been furnished with evidence satisfactory to it of the consent or approval of those Persons whose consent or approval shall be required in connection with the Closing or otherwise required to consummate the transactions contemplated by this Agreement.

         Section 6.4 DELIVERY OF CERTAIN DOCUMENTS AND ITEMS. At the Closing, ADE shall have satisfied the following:

         (a) ADE shall have delivered payment of $100,000 for the Express Shares to the Sellers in accordance with Section 3.1 hereof; and

         (b) ADE shall have executed and delivered this Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 BROKERS AND FINDERS. Neither ADE nor the Sellers, nor any of their respective officers, directors, agents or employees has employed any investment banker, broker or finder, or incurred any liability on behalf of ADE or the Sellers, as the case may be, for any brokerage fees, commissions or finders' fees, in connection with the transactions contemplated by this Agreement. The parties each agree to indemnify the other against any other claim by any third Person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third Person, whether express or implied from the actions of the indemnifying party.

         Section 7.2 CHOICE OF LAW. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of California, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts of the State of California and to venue in the courts of the county of Los Angeles, California in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on FORUM NON CONVENIENS or any other objection to venue therein); PROVIDED, HOWEVER, that such consent to jurisdiction is solely for the purpose referred to in this Section 7.2 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of California other than for such purpose.

         Section 7.3 NOTICES. All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other Person or such other address as any party may provide to the other parties by notice in accordance with this Section 7.3):

If to ADE, to:                        Arizona Diversified Equity, LLC
                                      765 The Camelback Esplanade
                                      2525 East Camelback Road
                                      Phoenix, Arizona 85016
                                      Attn: John W. Pacheco, President
                                      Telephone no. (602) 381-6660
                                      Facsimile no. (602) 381-6661

With copies to:                       Luce, Forward, Hamilton & Scripps LLP
                                      11755 Wilshire Boulevard, Suite 1600
                                      Los Angeles, California 90025
                                      Attn: Jeffrey P. Berg, Esq.
                                      Telephone no. (310) 481-5200
                                      Facsimile no. (310) (310) 481-5206

If to Sellers, to                     Dean G. Cannon
                                      Rose Marie Cannon
                                      1457 Robinson Street
                                      Springdale, Arkansas 72765
                                      Telephone no. (479) 283-3249
                                      Telephone no. (479) 750-3249


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or such other  addresses  as shall be  furnished  in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         Section 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the non-prevailing party or parties shall reimburse the prevailing party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein (including any appeal therefrom).

         Section 7.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, until the Closing Date, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (a) to the extent such data is a matter of public knowledge or is required by law to be published; and (b) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         Section 7.6 SCHEDULES; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         Section 7.7 THIRD PARTY BENEFICIARIES. This Agreement is solely among ADE and the Sellers and as otherwise as specifically provided no other director, officer, or other stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third party beneficiary of this Agreement.

         Section 7.8 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein.

         Section 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the consummation of the transactions herein contemplated until the executory provisions of this Agreement shall be completed.

         Section 7.10 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The parties hereto, and their respective successors and assigns, are hereby authorized to rely upon the signature of each Person on this Agreement, which are delivered by facsimile, as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with original ink signatures of each such Person.

         Section 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no

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

waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         Section 7.12 INCORPORATION OF RECITALS. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         Section 7.13 EXPENSES. Each of the parties to this Agreement shall bear all of its own expenses incurred by it in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

         Section 7.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         Section 7.15 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         Section 7.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         Section 7.17 FAILURE OF CONDITIONS; TERMINATION. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, the parties, or any one of them, have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         Section 7.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         Section 7.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and (d) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         Section 7.20 DEFINITIONS.

         As used in this Agreement:

         "AFFILIATE" has the meaning ascribed to such term, as defined in Rule 405 promulgated by the Commission under the Securities Act.

         "BENEFICIAL OWNERSHIP" or "BENEFICIALLY OWN" shall have the meaning under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

         "BOARD OF DIRECTORS" means the Board of Directors of any specified Person and any committee thereof.

         "CLOSING" has the meaning set forth in Section 3.2 of this Agreement.

         "CLOSING DATE" has the meaning set forth in Section 3.2 of this Agreement.

         "COMMISSION"   means  the  United   States   Securities   and  Exchange
Commission.

         "ENCUMBRANCE" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other) or preference, equity, option, charge, limitation on voting rights, right to receive dividends, dissenters' or appraisal rights, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles.

         "GOVERNMENTAL AUTHORITY" means any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

         "KNOWN" or "KNOWLEDGE" means, with respect to any party, the knowledge of such party's or any of its Subsidiaries executive officers or its Board of Directors, after reasonable inquiry.

         "MATERIAL ADVERSE EFFECT" means, with respect to any Person any event, change, circumstance or effect that is materially adverse to: (i) the business, properties, assets, financial condition or results of operations of such Person and its Subsidiaries taken as a whole, other than any event, change, circumstance or effect relating: (x) to the economy or financial markets in general, or (y) in general to the industries in which such Person operates and not specifically relating to (or having the effect of specifically relating to or having a materially disproportionate effect (relative to most other industry participants) on such Person, or (ii) the ability of such Person to consummate the transactions contemplated by this Agreement.

         "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SUBSIDIARY" when used with respect to any party means any corporation or other organization, whether incorporated or incorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and entered into as of the date first above written at Los Angeles, California.

                              ("ADE")
                              Arizona Diversified Equity, LLC
                              a Nevada limited liability company

                              By:  Nevada Diversified Equity, LLC
                                   a Nevada limited liability company
                                   Its Managing Member

                                   By: American Building Management Corporation
                                       a Nevada corporation
                                       Its Managing Member

                                       /s/ John W. Pacheco
                                       -------------------------------
                                       By:  John W. Pacheco, President


                               ("Sellers")


                              By: /s/ Dean G. Cannon
                                 -------------------------------------
                                  Dean G. Cannon


                              By: /s/ Rose Marie Cannon
                                 -------------------------------------
                                  Rose Marie Cannon


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